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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1998
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                                EKCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)

 Delaware                     1-7484                   11-2167167
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 (State or other              (Commission              (I.R.S. Employer
 jurisdiction of              File Number)             Identification No.)
 incorporation)


                 98 Spit Brook Road, Nashua, New Hampshire 03062
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (603) 888-1212
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         The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated as of January 16, 1998, Commission File No. 1-7484, as follows:

         Item 7(a) Financial statements of the business acquired.

                  Not Applicable.

         Item 7(b) Pro forma financial information.

                  Not Applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              EKCO GROUP, INC.
                                              ----------------
                                              (Registrant)



Date:  March 18, 1998                          By:/s/BRIAN R. McQUESTEN
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                                                  Brian R. McQuesten
                                                  Principal Accounting Officer


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